EXHIBIT 10.20a


                                 FIRST AMENDMENT
                                       TO
                                CREDIT AGREEMENT
                            (364-DAY REVOLVING LOAN)


         THIS FIRST AMENDMENT TO CREDIT AGREEMENT (364-Day Revolving Loan) ("AMENDMENT AGREEMENT") is made December 19, 2000, to be effective as of the Effective Date, by and among NATIONAL COOPERATIVE REFINERY ASSOCIATION, a cooperative marketing association formed under the laws of the State of Kansas, whose address is 1391 Iron Horse Road, P.O. Box 1404, McPherson, Kansas 67460 ("BORROWER"), CoBank, ACB ("COBANK") for its own benefit as a Syndication Party and as the Administrative Agent for the benefit of the present and future Syndication Parties (in that capacity "ADMINISTRATIVE AGENT"), and Firstar Bank, N.A., as successor by merger with Mercantile Bank (each a "SYNDICATION PARTY" and collectively with CoBank, the "SYNDICATION PARTIES").

                                    RECITALS

         A. Borrower, Administrative Agent, the Syndication Parties, and Bank of America, N.A. entered into a Credit Agreement (364-Day Revolving Loan) (as amended "CREDIT AGREEMENT") dated as of December 21, 1999. The Credit Agreement provided for a 364-Day Facility.

         B. CoBank, as Administrative Agent, gave written notification ("RENEWAL NOTICE") to the Original Syndication Parties seeking (i) a renewal of their respective Individual 364-Day Commitments, (ii) consent to an extension of the 364-Day Maturity Date, and (iii) certain other amendments to the Credit Agreement, pursuant to the provisions of Section 14.8 of the Credit Agreement.

         C. All of the Original Syndication Parties, other than Bank of America, N.A., have provided the Administrative Agent with written notice of their agreement to make Individual 364-Day Commitments.

         D. The parties hereto desire to amend the Credit Agreement to renew the 364-Day Facility and to make certain other changes to the Credit Agreement as hereinafter set forth.

         NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, including the mutual promises and agreements contained herein, the parties hereto hereby agree as follows:


1. DEFINITIONS. Capitalized terms used herein without definition shall have the definition given to them in the Credit Agreement if defined therein.

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2. RENEWAL OF INDIVIDUAL 364-DAY COMMITMENTS. The Syndication Parties hereby agree to renew or increase their respective Individual 364-Day Commitments in the amounts set forth beneath their names and signatures on the signature pages hereto and as set forth in Schedule 1 hereto.

3. AMENDMENTS TO CREDIT AGREEMENT. The parties hereto agree that the Credit Agreement shall be amended as follows as of the Effective Date:

         3.1 A new Section 1.23A is added immediately after Section 1.23 reading as follows:

                  1.23A COOPERATIVE DISSOLUTION: the transaction whereby all of the debts (other than minor debts not in excess of $1,000,000.00 in the aggregate and undistributed earnings) of Cooperative are satisfied, and the assets thereof are distributed to the members of Cooperative as required by Delaware law and the Organization Documents of Cooperative.

         3.2 Subsection 1.76 shall be amended in its entirety to read as follows:

                  1.76 364-DAY MATURITY DATE: December 18, 2001.

         3.3 A new Section 2.10 is added reading as follows:

                  2.10 REDUCTION OF AGGREGATE 364-DAY COMMITMENT. Borrower may, by written facsimile notice to the Administrative Agent on or before 10:00 A.M. (Eastern time) on any Banking Day, make a one time irrevocable reduction in the Aggregate 364-Day Commitment; provided that (a) such reduction must be in multiples of one-million dollars ($1,000,000.00), (b) such notice must not be sent unless and until Borrower has provided the Administrative Agent with a certificate of its Chief Financial Officer stating that the Cooperative Dissolution has occurred, and such notice must be sent no later than thirty (30) days after such certificate is provided to the Administrative Agent; and (c) Borrower must simultaneously make any principal payment necessary (along with any applicable Funding Losses on account of such principal payment) so that (i) the principal amount outstanding under the 364-Day Facility does not exceed the reduced Aggregate 364-Day Commitment on the date of such reduction, and (ii) the Individual Outstanding 364-Day Obligations owing to any Syndication Party do not exceed the Individual 364-Day Commitment of that Syndication Party (after reduction thereof in accordance with the following sentence). In the event the Aggregate 364-Day Commitment is reduced as provided in the preceding sentence, then the Individual 364-Day Commitment of each Syndication Party shall be reduced in the same proportion as the Individual 364-Day Commitment of such Syndication Party bears to the Aggregate 364-Day Commitment before such reduction.

         3.4 Section 4.1.2 is amended in its entirety to read as follows:

                  4.1.2 LIBO RATE OPTION. From time to time, and so long as no Event of Default has occurred and is continuing, at the request of Borrower included in a 364-Day Borrowing Notice, all or any part of the outstanding principal balance under the 364-Day Notes may bear interest at the LIBO Rate plus the LIBOR Margin (each a "LIBO RATE


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


         LOAN") except as provided in Subsection 3.4.4 hereof; provided that Borrower may have no more than ten (10) LIBO Rate Loans outstanding at any time. To effect this option, the Borrowing Notice must specify (a) the principal amount that is to bear interest at the LIBO Rate, which must be a minimum of $1,000,000.00 and in incremental multiples of $1,000,000.00, and (b) the period selected by Borrower during which the LIBO Rate is to be applied ("LIBO RATE PERIOD"), which may be any period of one, two, three, or six months, but must expire no later than
         (i) the 364-Day Maturity Date or (ii) with the unanimous consent of the Syndication Parties (including Voting Participants), on a date which is no later than thirty (30) days after the 364-Day Maturity Date. In addition, from time to time, and so long as no Event of Default has occurred and is continuing, Borrower may convert any Base Rate Loan to a LIBO Rate Loan, or continue a LIBO Rate Loan, by making a written request therefore ("LIBO REQUEST") to the Administrative Agent by facsimile, specifying (y) the principal amount that is to bear interest at the LIBO Rate, which must be a minimum of $1,000,000.00 and in incremental multiples of $1,000,000.00 and (z) the LIBO Rate Period selected by Borrower during which the LIBO Rate is to be applied. The Administrative Agent shall incur no liability in acting upon a request which it believed in good faith had been made by a properly authorized representative of Borrower. Following the expiration of the LIBO Rate Period for any LIBO Rate Loan, interest shall automatically accrue at the Base Rate unless Borrower requests and receives another LIBO Rate Loan as provided in this Subsection.

         3.5 Subsection 10.16.4 is amended in its entirety to read as follows:

                  10.16.4 MINIMUM WORKING CAPITAL. At all times Working Capital of not less than $60,000,000.00; provided that upon Borrower providing the Administrative Agent with a certificate of its Chief Financial Officer stating that the Cooperative Dissolution has occurred, Borrower shall thereafter be required to maintain Working Capital of not less than $20,000,000.00 at all times.

         3.6 Section 10.18 is deleted.

         3.7 Section 11.4 is amended by deletion of the word "and" before clause
(c), insertion of the word "and" after clause (c), and the addition of a new clause (d) reading as follows:

         (d) in connection with the dissolution of Cooperative.

         3.8 Section 15.14 is amended by adding the following language at the end of such Section:

         All Notes executed pursuant to this Section shall be dated as of the December 21, 1999. The Syndication Parties shall, as soon as practical after receipt of such new executed Notes, return to Borrower the Note, if any, which has been replaced by such new Note or Notes.

         3.9 Schedule 1 is replaced in its entirety by the Schedule 1 attached hereto.

4. BORROWER'S REPRESENTATIONS. Borrower hereby represents and warrants that, after giving effect to this Amendment Agreement and the transactions contemplated hereby, no Potential Default or Event of Default has occurred and is continuing under the Credit Agreement or other Loan Documents.


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


5. EFFECTIVE DATE. This Amendment Agreement shall become effective on December 19, 2000 ("EFFECTIVE Date"), so long as on or before that date the Administrative Agent receives the Extension Fee and reimbursement of costs and expenses in accordance with Section 6.2 hereof (to the extent invoiced to Borrower on or before such date) an original copy of (a) this Amendment Agreement (or original counterparts thereof) duly executed by each party hereto,
(b) each required new or replacement Promissory Note, and (c) a certificate signed by the corporate Secretary of Borrower certifying as to (i) Borrower's current Articles of Incorporation, (ii) Borrower's current By Laws, and (iii) a resolution of Borrower's Board of Directors authorizing the amendments to the Credit Agreement reflected in this Amendment Agreement and authorizing the designated officer or officers of Borrower to execute this Amendment Agreement and any other documents reasonably required by the Administrative Agent. Upon the satisfaction of all conditions precedent hereto, the Administrative Agent will notify each party hereto in writing and will provide copies of all appropriate documentation in connection herewith.

6. FEES; COSTS; EXPENSES AND TAXES.

         6.1 Borrower agrees to pay a fee ("EXTENSION FEE") to the Administrative Agent for the pro rata benefit of the Syndication Parties, in the amount of $75,000.00.

         6.2 Borrower agrees to reimburse the Administrative Agent on demand for all out-of-pocket costs, expenses and charges (including, without limitation, all fees and charges of external legal counsel for the Administrative Agent) incurred by the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment Agreement and any other instruments and documents to be delivered hereunder.

7. GENERAL PROVISIONS.

         7.1 Borrower agrees to execute such additional documents as the Administrative Agent may require, including, without limitation, new and/or replacement Notes, to carry out or evidence the purposes of this Amendment Agreement.

         7.2 The execution, delivery and effectiveness of this Amendment Agreement shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Syndication Party under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents, and the Credit Agreement, as expressly modified hereby, and each of the other Loan Documents, are hereby ratified and confirmed and shall continue in full force and effect and be binding upon the parties thereto. Any direct or indirect reference in the Loan Documents to the "Credit Agreement" shall be deemed to be a reference to the Credit Agreement as amended by this Amendment Agreement. Any direct or indirect reference in the Loan Documents to a "Syndication Party" or to the "Syndication Parties" shall be deemed to be a reference to the Syndication Parties which executed this Amendment Agreement.

8. GOVERNING LAW. This Amendment Agreement shall be governed by and construed in accordance with the laws of the State of Colorado.


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


9. COUNTERPARTS. This Amendment Agreement may be executed in any number of counterparts and by different parties to this Amendment Agreement in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Telefax copies of documents or signature pages bearing original signatures, and executed documents or signature pages delivered by telefax, shall, in each such instance, be deemed to be, and shall constitute and be treated as, an original signed document or counterpart, as applicable.

         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Credit Agreement (364-Day Revolving Loan) to be executed by their duly authorized officers as of the Effective Date.

                                        BORROWER:

                                        NATIONAL COOPERATIVE REFINERY
                                        ASSOCIATION, a cooperative marketing
                                        association formed under the laws of the State of Kansas


                                        By:
                                            ----------------------------------
                                        Name:
                                              --------------------------------
                                        Title:
                                               -------------------------------

                                        ADMINISTRATIVE AGENT:

                                        COBANK, ACB


                                        By:
                                            ----------------------------------
                                        Name: Casey Garten
                                        Title: Vice President


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


                                      SYNDICATION PARTIES:

                                        COBANK, ACB



                                        By:
                                            ----------------------------------
                                        Name:  Casey Garten
                                        Title: Vice President

                                        Contact Name: Casey Garten
                                        Title: Vice President
                                        Address:  5500 S. Quebec Street
                                                  Englewood, CO 80127
                                        Phone No.: (303) 740-4354
                                        Fax No.: (303) 694-5830
                                        Payment Instructions:
                                              CoBank, ACB
                                              ABA No.: 307088754
                                              Acct. Name: NCRA
                                              Account No.: ______________
                                              Reference: NCRA


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



                                      SYNDICATION PARTIES:

                                        Firstar Bank, N.A.



                                        By:
                                            ----------------------------------
                                        Name:  Barry P. Sullivan
                                        Title: Vice President

                                        Contact Name: Barry P. Sullivan
                                        Title: Vice President
                                        Address:  1101 Walnut Street
                                                  Kansas City, Missouri  64106
                                        Phone No.: 816/871-2192
                                        Fax No.: 816/271-2226
                                        Payment Instructions:
                                              First Bank of Kansas City
                                              ABA No.: 081000210
                                              Acct. Name: National Cooperative
                                                          Refinery Assoc.
                                              Account No.: 9012016904
                                              Attn: Commercial Exceptions


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